SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 15, 1996.

                                 OMI Trust 1996-A
              (Exact name of registrant as specified in charter)

         Pennsylvania               33-99320               Applied for
       (State or other jurisdiction  (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

    c/o PNC Bank, National Association
    Corporate Trust Department
    Attention:  Constantine Hromych
    1700 Market Street
    Philadelphia, Pennsylvania                             19103
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (215) 585-8738

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 15, 1996.

                                 OMI Trust 1996-A
              (Exact name of registrant as specified in charter)

          Pennsylvania               33-99320             Applied for
       (State or other jurisdiction  (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

    c/o PNC Bank, National Association
    Corporate Trust Department
    Attention:  Constantine Hromych
    1700 Market Street
    Philadelphia, Pennsylvania                             19103
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (215) 585-8738

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-A

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996- A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on October 15, 1996. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on October 15, 1996.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

October 29, 1996
                                                  ______________________________
                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

October 29, 1996                                     /s/ DOUGLAS R. MUIR
                                                     -------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on October 15, 1996........................ 5-10

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on October 15, 1996........................

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A            REPORT DATE:  OCTOBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 8
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                    Sep-96


                                        Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

Beginning                                                          Ending
Principal       Scheduled   Prepaid   Liquidated  Contracts        Principal
Balance         Principal   Principal Principal   Repurchased      Balance
--------------------------------------------------------------------------------


154,981,959.47 -372,499.18 -96,519.30 -383,975.68     0.00       154,128,965.31
================================================================================





 Scheduled              Scheduled                               Amount
 Gross       Servicing  Pass Thru    Liquidation  Reserve       Available for
 Interest       Fee     Interest     Proceeds     Fund Draw     Distribution
--------------------------------------------------------------------------------


1,428,046.60 129,151.63 1,298,894.97  296,490.07    0.00        2,193,555.15
================================================================================



                    Reserve Fund as of Cutoff Date
--------------------------------------------------------------------------------


Beginning                      Investment    Balance Before     Reserve   Reserve        Balance After
 Balance   Deposits  Distrib.   Interest  Current Distribution  Fund Draw Fund Deposit   Current Distribution   Excess
-----------------------------------------------------------------------------------------------------------------------
326,247.17  0.00    -1,247.17  1,211.14        326,211.14          0.00       0.00        326,211.14          1,211.14
=======================================================================================================================


Reserve Fund Required Balance
-------------------------------
Before Current   After Current
Distribution     Distribution
-------------------------------

325,000.00       325,000.00
===============================



                                    Certificate Account
-----------------------------------------------------------------------------------------------

Beginning                   Deposits                             Investment      Ending
 Balance          Principal         Interest      Distributions   Interest       Balance
-----------------------------------------------------------------------------------------------
-270,863.30      1,167,307.83    1,373,464.97     -2,530,368.80  1,119.55      -259,339.75
===============================================================================================

                P&I Advances at Distribution Date
---------------------------------------------------------------------------

Beginning            Recovered            Current             Ending
 Balance              Advances           Advances             Balance
---------------------------------------------------------------------------

2,061,419.76     1,615,394.52          1,643,619.54      2,089,644.78
===========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A            REPORT DATE:  OCTOBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 8
REMITTANCE REPORT
REPORTING MONTH:                                Sep-96               Page 2 of 6


Class B Crossover Test                                  Test Met?
------------------------------------------------------------------------

(a) Remittance date on or after August 2000                N


(b) Average 60 day Delinquency rate <= 0.05                Y

(c) Average 30 day Delinquency rate <= 0.07                Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                April 2000 -Sept. 2001    0.07             N
                Oct 2001 -Sept. 2002      0.08             N
                Oct 2002 -                0.09             N




(e) Current realized loss ratio <=        0.0275           Y


(f) Are class B principal balances >=     0.210012039

of stated scheduled pool  balance

               Beginning B-1 balance        13,069,000.00
               Beginning B-2 balance         6,536,459.00


                                       ------------------
                                            19,605,459.00
             Divided by beginning pool
             balance                       154,981,959.47
                                       ------------------
                                                  12.650%  N
                                       ==================



Average 60 day delinquency ratio:


                           Over 60s          Pool Balance              %
                           -----------------------------------------------------

Current Mo                 3,926,472.88      154,128,965.31        2.55%
1st Preceding Mo           3,319,468.43      154,981,959.47        2.14%
2nd Preceding Mo           2,731,651.59      156,073,044.31        1.75%
                                                 Divided by           3
                                                                   ------------
                                                                   2.15%
                                                                   ============

Average 30 day delinquency ratio:


                               Over 30s          Pool Balance          %
                         -----------------------------------------------------

   Current Mo                6,269,877.72      154,128,965.31        4.07%
   1st Preceding Mo          5,763,845.97      154,981,959.47        3.72%
   2nd Preceding Mo          5,057,050.58      156,073,044.31        3.24%
                                                   Divided by           3
                                                                    ------------
                                                                     3.68%
                                                                    ============

Cumulative loss ratio:

                    Cumulative losses             301,667.87
                                         --------------------
Divided by Initial Certificate Principal      163,369,459.00        0.185%
                                                                    ============




Current realized loss ratio:

                                       Liquidation        Pool
                                         Losses         Balance
                                       -----------------------------------------

   Current Mo                          87,485.61      154,981,959.47
   1st Preceding Mo                    90,150.97      156,073,044.31
   2nd Preceding Mo                    49,745.82      157,053,420.44
                                                                       0.584%
                                                                    ============

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                  POOL REPORT # 8
REPORTING MONTH:                              Sep-96                 Page 3 of 6



                                                         Delinquency Analysis

                                           31 to 59 days         60 to 89 days        90 days and Over     Total Delinq.
                  No. of   Principal          Principal         Principal              Principal            Principal
                  Loans    Balance        #   Balance       #   Balance          #     Balance          #    Balance
                  ----------------------------------------------------------------------------------------------------------
Excluding Repos    5,210 152,648,496.02  77   2,291,825.97 38     1,077,775.71   43     1,419,806.75   158   4,789,408.43

       Repos          54   1,480,469.29   2      51,578.87  9       205,971.34   43     1,222,919.08    54   1,480,469.29
                  ----------------------------------------------------------------------------------------------------------

       Total       5,264 154,128,965.31  79   2,343,404.84 47     1,283,747.05   86     2,642,725.83   212   6,269,877.72
                  ==========================================================================================================

                                                                                                      4.0%            4.0%
                                                                                                      ======================


                                                         Repossession Analysis
                            Active Repos          Reversal            Current Month
                            Outstanding         (Redemption)             Repos               Cumulative Repos
                            Principal             Principal             Principal               Principal
                     #       Balance       #       Balance         #     Balance       #          Balance
                    ------------------------------------------------------------------------------------------------


 Excluding Repos     54    1,480,469.29    0        0.00           17  483,310.85      119     3,015,869.53


OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                                POOL REPORT # 8
REPORTING MONTH:                           Sep-96
                                                                     Page 4 of 6
REPOSSESSION LIQUIDATION REPORT




                                 Liquidated                                                                    Net
Account          Customer        Principal         Sales        Insur.        Total       Repossession     Liquidation   Unrecov.
 Number            Name           Balance        Proceeds       Refunds     Proceeds        Expenses        Proceeds     Advances
------------------------------------------------------------------------------------------------------------------------------------
082958-0           ALLEN          8,630.66        2,500.00    1,561.65      4,061.65            210.00      3,851.65    1,105.55
084139-5           SCOTT         19,317.58       19,900.00    2,506.94     22,406.94          1,751.54     20,655.40    3,711.92
079726-6       BALSER JR         26,226.43       28,500.00      843.53     29,343.53          4,566.64     24,776.89    2,877.07
081979-7          GILPIN         20,029.97       18,500.00      152.65     18,652.65             89.60     18,563.05    1,874.40
082666-9        MCLENDON         11,705.51        2,500.00    1,411.03      3,911.03            250.00      3,661.03    1,051.10
083539-7         GARDNER         12,371.30       10,900.00      136.19     11,036.19          3,505.48      7,530.71    1,933.76
078054-4           BURNS         23,293.50       21,700.00    1,855.91     23,555.91          1,192.17     22,363.74    1,794.78
078896-8            LAMB         27,698.80       24,900.00      872.61     25,772.61          3,618.44     22,154.17    1,683.60
079968-4          FORBES         19,873.94       19,900.00      849.03     20,749.03          2,990.40     17,758.63    1,446.24
081213-1            HUNT         29,292.68       28,900.00    1,650.45     30,550.45          4,412.00     26,138.45    2,481.22
082579-4         HANCOCK         21,316.17       22,100.00      786.21     22,886.21          3,072.80     19,813.41    1,236.75
082846-7        DASCENZO         21,492.68       18,900.00      695.88     19,595.88            654.00     18,941.88    1,901.82
081075-4        ALCANTAR         31,719.48       17,600.00        0.00     17,600.00              0.00     17,600.00    2,791.12
081370-9          GARCIA         56,018.71       51,428.00        0.00     51,428.00          1,419.75     50,008.25    2,050.88
083961-3         ERNESTY         27,025.60       26,500.00    1,622.86     28,122.86              0.00     28,122.86    1,387.30
080689-3           MYERS         27,962.67       28,900.00    2,201.81     31,101.81          3,939.07     27,162.74    3,285.28
                                                                                                 -                          -
                                                                                                 -                          -
------------------------------------------------------------------------------------------------------------------------------------
                                383,975.68      343,628.00   17,146.75    360,774.75            31,671    329,102.86   32,612.79
====================================================================================================================================

          Net            Current
       Pass Thru         Period Net     Cumulative
        Proceeds         Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------


                       (5,884.560)
                        (2,374.10)
                        (4,326.61)
                        (3,341.32)
                        (9,095.58)
                        (6,774.35)
                        (2,724.54)
                        (7,228.23)
                        (3,561.55)
                        (5,635.45)
                        (2,739.51)
                        (4,452.62)
                       (16,910.60)
                       4(8,061.34)
                       26,(290.04)
                       2(4,085.21)
                                           --
                                           --
---------------------------------------------------
                       (87,485.61)     (301,667.87)
===================================================


As a percentage of the aggregate
cut-off date principal balance             0.23366%

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                  POOL REPORT # 8
REPORTING MONTH:                             Sep-96
                                                                     Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                    Original          Beginning          Current      Accelerated                 Ending
             Cert.                 Certificate        Certificate        Principal      Principal    Writedown  Certificate
             Class                  Balances          Balances          Payable     Distribution    Amounts       Balances
------------------------------------------------------------------------------------------------------------------------------
A-1                              46,000,000.00      37,612,500.32     -852,994.16          0.00        0.00     36,759,506.16
A-1 Outstanding Writedown                 0.00               0.00            0.00          0.00        0.00              0.00

A-2                              52,000,000.00      52,000,000.00            0.00          0.00        0.00     52,000,000.00
A-2 Outstanding Writedown                 0.00               0.00            0.00          0.00        0.00              0.00

A-3                              31,061,000.00      31,061,000.00            0.00          0.00        0.00     31,061,000.00
A-3 Outstanding Writedown                 0.00               0.00            0.00          0.00        0.00              0.00

A-4                              14,703,000.00      14,703,000.00            0.00          0.00        0.00     14,703,000.00
A-4 Outstanding Writedown                 0.00               0.00            0.00          0.00        0.00              0.00

B-1                              13,069,000.00      13,069,000.00            0.00          0.00        0.00     13,069,000.00
B-1 Outstanding Writedown                 0.00               0.00            0.00          0.00        0.00              0.00

B-2                               6,536,459.00       6,536,459.00            0.00          0.00        0.00      6,536,459.00
B-2 Outstanding Writedown                 0.00               0.00            0.00          0.00        0.00              0.00


                           --------------------------------------------------------------------------------------------------

                                163,369,459.00      154,981,959.32    (852,994.16)            -          -     154,128,965.16
                           ==================================================================================================


                                            Principal Paid
             Cert.              Pool        Per $1,000
             Class             Factor      Denomination
---------------------------------------------------------

A-1                              0.80            18.54
A-1 Outstanding Writedown        0.00             0.00

A-2                              1.00             0.00
A-2 Outstanding Writedown        0.00             0.00

A-3                              1.00             0.00
A-3 Outstanding Writedown        0.00             0.00

A-4                              1.00             0.00
A-4 Outstanding Writedown        0.00             0.00

B-1                              1.00             0.00
B-1 Outstanding Writedown        0.00             0.00


B-2                              1.00             0.00
B-2 Outstanding Writedown        0.00             0.00

OAKWOOD MORTGAGE INVESTORS, INC. 1996-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                  POOL REPORT # 8
REPORTING MONTH:                 Sep-96
                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                             Interest Paid
        Certificate         Remittance  Beginning      Current        Total        Interest      Ending        Per $1,000
           Class               Rate      Balance       Accrual         Paid        Shortfall     Balance      Denomination
--------------------------------------------------------------------------------------------------------------------------

A-1                           0.05       0.00       169,256.25    169,256.25        0.00          0.00             4.50
A-1  Carryover Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00
A-1  Writedown Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00

A-2                           0.06       0.00       251,333.33    251,333.33        0.00          0.00             4.83
A-2  Carryover Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00
A-2  Writedown Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00

A-3                           0.07       0.00       170,835.50    170,835.50        0.00          0.00             5.50
A-3  Carryover Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00
A-3  Writedown Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00

A-4                           0.07       0.00        88,218.00     88,218.00        0.00          0.00             6.00
A-4  Carryover Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00
A-4  Writedown Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00

B-1                           0.07       0.00        79,503.08     79,503.08        0.00          0.00             6.08
B-1  Carryover Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00
B-1  Writedown Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00

B-2                           0.08       0.00        46,027.57     46,027.57        0.00          0.00             7.04
B-2  Carryover Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00
B-2  Writedown Interest       0.00       0.00             0.00          0.00        0.00          0.00             0.00

X                                 214,182.26       493,721.23    406,235.62    87,485.61    301,667.87

R                                       0.00             0.00          0.00         0.00          0.00

Service Fee                             0.00       129,151.63    129,151.63         0.00          0.00
---------------------------------------------------------------------------------------------------

                                  214,182.26     1,428,046.60  1,340,560.99    87,485.61    301,667.87

Less Reserve Fund Deposit                                              0.00
                                                             --------------

                                                               1,340,560.99
                                                             ==============



         Certificate             Cert.       TOTAL
            Class                Class       DISTRIBUTION
                                ---------------------------


 A-1                               A-1      1,022,250.41
 A-1  Carryover Interest
 A-1  Writedown Interest

 A-2                               A-2        251,333.33
 A-2  Carryover Interest
 A-2  Writedown Interest

 A-3                               A-3        170,835.50
 A-3  Carryover Interest
 A-3  Writedown Interest

 A-4                               A-4         88,218.00
 A-4  Carryover Interest
 A-4  Writedown Interest

 B-1                               B-1         79,503.08
 B-1  Carryover Interest
 B-1  Writedown Interest

 B-2                               B-2         46,027.57
 B-2  Carryover Interest
 B-2  Writedown Interest

 X                                 X          406,235.62

 R                                 R

 Service Fee                                  129,151.63
 ---------------------------               ------------------

                                            2,193,555.15

 Less Reserve Fund Deposit                          0.00
                                           ------------------

                                            2,193,555.15
                                           ==================